UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant     ☒

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☐           Preliminary Proxy Statement

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☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

The Quigley Corporation
(Name of Registrant as Specified In Its Charter)

Ted Karkus
Mark Burnett
John DeShazo
Mark Frank
Louis Gleckel, MD
Mark Leventhal
James McCubbin
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS OF

THE QUIGLEY CORPORATION

Notice of Internet Availability of Proxy Materials for
PROXY STATEMENT OF
TED KARKUS, MARK BURNETT, JOHN DESHAZO, MARK FRANK,
LOUIS GLECKEL, MD, MARK LEVENTHAL AND JAMES MCCUBBIN
(collectively, the “Shareholder Nominees”)
(Opposing the Board of Directors of The Quigley Corporation)

May 1, 2009

To the shareholders of The Quigley Corporation:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 20, 2009:  Our proxy materials are available on the following website: www.shareholdermaterial.com/qgly.  No control numbers are required to access the proxy materials.  This website contains our proxy statement, proxy card and any other soliciting materials that we subsequently file.

Our proxy statement and the accompanying BLUE proxy card are being furnished to shareholders of The Quigley Corporation (the “Company”), a Nevada corporation, by the Shareholder Nominees (as defined below), with respect to the solicitation of proxies in connection with the 2009 Annual Meeting of Shareholders of the Company (the “Annual Meeting”), which the Company has called to be held at Doylestown Country Club, Green Street, P.O. Box 417, Doylestown, PA 18901, on May 20, 2009, at 4:00 p.m., local time.

Note that if you wish to attend the meeting and vote in person, the Company has limited admission to one (1) seat per stockholder of record.  If your shares are held by a bank or broker, you must bring your bank or broker’s statement evidencing your beneficial ownership of the Company’s stock to the meeting.  Only Company shareholders of record at the close of business on March 27, 2009 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Pursuant to our proxy statement, we are soliciting proxies to be used at the 2009 Annual Meeting of Shareholders of the Company, and any adjournments or postponements thereof, from holders of shares of the Company common stock,

•	to vote FOR the election to the Company’s board of directors of the Shareholder Nominees,

•	to vote FOR the ratification of Amper, Politziner & Mattia, P.C. as the Company’s independent auditors for the year ending December 31, 2009, and

•	to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

We oppose the election of the slate of directors named in the proxy statement being distributed in the name of the Board of Directors of the Company.